Taxation	6 Months Ended
Jun. 30, 2024
Major components of tax expense (income) [abstract]
Taxation
6. Taxation
Prima facie tax reconciliation

Six months ended 30 June	2024 US$m	2023 US$m
Profit before taxation(a)	8,115	6,930

Prima facie tax payable at UK rate of 25% (2023: 23.5%)(b)	2,029	1,628
Higher rate of taxation of 30% on Australian earnings (2023: 30%)	325	373
Other tax rates applicable outside the UK and Australia	(136)	(130)
Tax effect of profit from equity accounted units and related expenses(a)	(106)	(101)
Impact of changes in tax rates	(15)	—
Resource depletion allowances	(7)	(6)
Recognition of previously unrecognised deferred tax assets	(49)	(62)
Write-down of previously recognised deferred tax assets	42	40
Utilisation of previously unrecognised deferred tax assets	(9)	(10)
Unrecognised current period operating losses(c)	146	259
Adjustments in respect of prior periods	14	(4)
Other items	(9)	(4)
Total taxation charge	2,225	1,983
(a)The Group profit before tax includes profit after tax of equity accounted units. Consequently, the tax effect on the profit from equity accounted units is included as a separate reconciling item in this prima facie tax reconciliation.
(b)As a UK headquartered and listed Group, the reconciliation of expected tax on accounting profit to tax charge uses the UK corporate tax rate to calculate the prima facie tax payable. In 2024, the UK tax rate for the period was 25% (2023: 23.5%) due to the previously reported increase in the UK corporation tax rate from 19% to 25% effective 1 April 2023. Rio Tinto is also listed in Australia, and the reconciliation includes the impact of the higher tax rate in Australia where a significant proportion of the Group's profits are currently earned. The impact of other tax rates applicable outside the UK and Australia is also included. The weighted average statutory corporate tax rate on profit before tax is approximately 29% (30 June 2023: 30%)
(c)Unrecognised current period operating losses include tax losses around the Group for which no tax benefit is currently recognised due to uncertainty regarding whether suitable taxable profits will be earned in the future to obtain value from the tax losses.
Future tax developments
We continue to monitor and evaluate the domestic implementation by relevant countries of the Organisation for Economic Co-operation and Development’s (OECD) Pillar Two which seeks to apply a 15% global minimum tax. Pillar Two was substantively enacted by the United Kingdom on 20 June 2023, with application from 1 January 2024.
We estimate that the exposure to additional taxation under Pillar Two is immaterial for the Group. Our reported tax charge of US$2,225 million includes US$1 million current tax expense related to Pillar Two measures. We apply the IAS 12 temporary mandatory exception from deferred tax accounting for Pillar Two.